CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.18

Deed of Adherence

To:	Pony AI Inc.

Parties to the Series D SPA (as defined below)

From: Raumier Limited

Date: 24 January, 2022

Dear Sirs,

The undersigned hereby agrees and covenants with each of you pursuant to this deed of adherence (the “Deed of Adherence”) that the undersigned will abide by all the provisions of, and be entitled to all rights and obligations under, the Series D Preferred Share Purchase Agreement entered into by and among the Company and each of the parties named therein, dated as of December 23, 2021, as amended from time to time (the “Series D SPA”), as an Investor of the number and type of the Equity Securities of the Company set forth in Annex A attached hereto under the terms of the Series D SPA and a party to the Series D SPA.

The undersigned hereby confirms that the representations and warranties contained in Section 3 of the Series D SPA are true and correct as to the undersigned as an Investor under the Series D SPA as of the date hereof.

The notice information for the undersigned is as follows:

Address:	[************]
Telephone:	[************]
Fax:	[************]
E-mail:	[************]
Attention:	Hazim Rahman

[remainder of this page intentionally left blank]

Annex A - Equity Securities to be Purchased

[************]

IN WITNESS WHEREOF this Deed of Adherence is executed and delivered as a deed on the date first above written.

SIGNED, SEALED, AND DELIVERED	)
AS A DEED by	)
)
)
/s/: Dk Noorul Hayati Pg Julaihi	)
Name: Dk Noorul Hayati Pg Julaihi	)
Title: Director	)
for and on behalf of	)
Raumier Limited	)
in the presence of:	)

/s/: Ak Mohd Azam Pg Abdul Rahman
Signature of Witness
Name:	Ak Mohd Azam Pg Abdul Rahman

Address:	[************]

Occupation:	Legal Counsel

[Siganture Page to Deed of Adherence]